                                                               Sub-Item 77Q1(e)

                             TERMINATION AGREEMENT

   This Agreement is made as of January 16, 2015, by and among Invesco
Advisers, Inc. (the "Adviser") and Invesco Australia Limited (the "Subadviser").

                                  BACKGROUND

   The Adviser has entered into an investment advisory agreement with each of the Trusts (the "Trusts"), each on behalf of itself and its series portfolios, if any, listed on Schedules A and B hereto, and with Invesco Exchange Fund (the "Limited Partnership") (collectively, the "Invesco Funds"). The Adviser is authorized to delegate certain of its rights and obligations under the advisory agreements to subadvisers and has entered into Master Intergroup Sub-Advisory Contracts for Mutual Funds with certain affiliated subadvisers including the Subadviser (the "Subadvisory Contracts").

   Capitalized terms not defined herein, are used as defined in the Subadvisory Contracts. The Adviser and the Subadviser desire to terminate the Subadvisory Contracts solely with respect to the Subadviser. Pursuant to Section 11 of the Subadvisory Contracts, the contracts may be terminated at any time without the payment of any penalty with sixty (60) days' written notice from the Adviser to the Subadviser or from the Subadviser to a Trust or to the Limited Partnership.

   Upon termination, the Adviser will assume all the duties and responsibilities of the Subadviser. The Subadviser has not undertaken any current duties under the Subadvisory Contracts and has no existing obligations or responsibilities thereunder. The Adviser and the Subadviser, with notice to and consent of the Invesco Funds, desire to terminate the Subadvisory Contracts solely with respect to the Subadviser with immediate effect.

   NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto, as follows:

   1. Effective on execution of this Agreement, all Subadvisory Contracts are terminated with respect to the Subadviser.

   2. Notice to and Consent of Invesco Funds. This Agreement provides notice to each of the Invesco Funds of the termination of the Subadviser. By signing this Agreement, each Trust, on behalf of itself and its series portfolios, and the Limited Partnership acknowledge that the Subadvisory Contracts between the Adviser and the Subadviser will terminate immediately with respect to the Subadviser, and waives the requirement for sixty (60) days prior notice.

   3. Effect on Other Contracts. For ease of administration, the Subadvisory Contracts were signed by multiple parties including other subadvisers. It is understood and agreed that this Termination Agreement only constitutes an agreement between the Adviser and the Subadviser and in no way releases or affects any of the other Subadvisers or any other Subadvisory Contracts.

   4. Release. In consideration of the early termination of the Subadvisory Contracts, the Subadviser releases the Adviser and each of the Invesco Funds from any conditions or liabilities under the Subadvisory Contracts. The Subadviser acknowledges that no compensation is due to the Subadviser upon this release.

   IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their officers as the day and year above first written.

                                     INVESCO ADVISERS, INC.

                                     By:     /s/ John M. Zerr
                                             -----------------------------------
                                     Name:   John M. Zerr
                                     Title:  Senior Vice President

                                     INVESCO AUSTRALIA LIMITED

                                     By:     /s/ Nick Burrell /  /s/Mark Yesberg
                                             -----------------------------------
                                     Name:   Nick Burrell /  Mark Yesberg
                                     Title:  Company Secretary / Director

NOTICE ACKNOWLEDGED AND CONSENT TO IMMEDIATE TERMINATION

                                          Each Trust (listed on Schedule A) on
                                          behalf of itself and each Fund listed
                                          on Schedule A

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          AIM Treasurer's Series Trust (Invesco
                                          Treasurer's Series Trust), on behalf
                                          of itself and each Portfolio listed
                                          on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Short-Term Investments Trust, on
                                          behalf of itself and each Portfolio
                                          listed on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Invesco Exchange Fund (listed on
                                          Schedule A), a California limited
                                          partnership

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

SCHEDULE A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
Invesco American Franchise Fund
Invesco California Tax-Free Income Trust
Invesco Core Plus Bond Fund
Invesco Equally-Weighted S & P 500 Fund
Invesco Equity and Income Fund
Invesco Floating Rate Fund
Invesco Global Real Estate Income Fund
Invesco Growth and Income Fund
Invesco Low Volatility Equity Yield Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco S & P 500 Index Fund
Invesco Small Cap Discovery Fund
Invesco Strategic Real Return Fund

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
Invesco Charter Fund
Invesco Diversified Dividend Fund
Invesco Summit Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)
Invesco European Small Company Fund
Invesco Global Core Equity Fund
Invesco International Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Conservative Allocation Fund
Invesco Convertible Securities Fund
Invesco Global Low Volatility Equity Yield Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco Mid Cap Core Equity Fund
Invesco Multi-Asset Inflation Fund
Invesco Moderate Allocation Fund
Invesco Small Cap Growth Fund
Invesco U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) Invesco Asia Pacific Growth Fund
Invesco European Growth Fund
Invesco Global Growth Fund
Invesco Global Opportunities Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Global Health Care Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Markets Strategy Fund
Invesco Global Targeted Returns Fund
Invesco International Total Return Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro International Equity Fund
Invesco Macro Long/Short Fund
Invesco MLP Fund
Invesco Pacific Growth Fund
Invesco Premium Income Fund
Invesco Select Companies Fund
Invesco Strategic Income Fund
Invesco Unconstrained Bond Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND) Invesco Corporate Bond Fund
Invesco Global Real Estate Fund
Invesco High Yield Fund
Invesco Limited Maturity Treasury Fund
Invesco Money Market Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco U.S. Government Fund

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
Invesco American Value Fund
Invesco Comstock Fund
Invesco Dividend Income Fund
Invesco Energy Fund
Invesco Gold & Precious Metals Fund
Invesco Mid Cap Growth Fund
Invesco Small Cap Value Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Fund
Invesco Municipal Income Fund
Invesco New York Tax Free Income Fund
Invesco Tax-Exempt Cash Fund
Invesco Tax-Free Intermediate Fund

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Diversified Income Fund
Invesco V.I. Equally-Weighted S & P 500 Fund
Invesco V.I. Equity And Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth And Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Money Market Fund
Invesco V.I. S & P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO MANAGEMENT TRUST
Invesco Conservative Income Fund

INVESCO SECURITIES TRUST
Invesco Balanced-Risk Aggressive Allocation Fund

Closed-End Funds

Invesco Advantage Municipal Income Trust II
Invesco Bond Fund
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco High Income Trust II
Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust
Invesco Senior Income Trust
Invesco Total Property Market Income Fund
Invesco Trust For Investment Grade Municipals
Invesco Trust For Investment Grade New York Municipals
Invesco Value Municipal Income Trust

Invesco Senior Loan Fund

Invesco Exchange Fund

SCHEDULE B

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
Premier Portfolio
Premier Tax-Exempt Portfolio

SHORT-TERM INVESTMENTS TRUST
Government & Agency Portfolio
Government TaxAdvantage Portfolio
Liquid Assets Portfolio
STIC Prime Portfolio
Tax-Free Cash Reserve Portfolio
Treasury Portfolio

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR   INVESCO CALIFORNIA VALUE MUNICIPAL INCOME
SERIES TRUST)                                   TRUST
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)         INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)           INVESCO EXCHANGE FUND
AIM GROWTH SERIES (INVESCO GROWTH SERIES)       INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO
INTERNATIONAL MUTUAL FUNDS)                     INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO INVESTMENT
FUNDS)                                          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
AIM INVESTMENT SECURITIES FUNDS (INVESCO
INVESTMENT SECURITIES FUNDS)                    INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)         INVESCO MUNICIPAL TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT        INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME
FUNDS)                                          TRUST
AIM TREASURER'S SERIES TRUST (INVESCO
TREASURER'S SERIES TRUST)                       INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE
INSURANCE FUNDS)                                INVESCO SECURITIES TRUST
INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II     INVESCO SENIOR INCOME TRUST
INVESCO BOND FUND                               INVESCO SENIOR LOAN FUND
                                                INVESCO TRUST FOR INVESTMENT GRADE
                                                MUNICIPALS
                                                INVESCO TRUST FOR INVESTMENT GRADE NEW YORK
                                                MUNICIPALS
                                                INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                                               EXHIBIT A TO ADVISORY FEE MOA
AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                                                                 EXPIRATION
SERIES TRUST)                                             WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
------------------                  --------------------------------------------------------------- -------------- ----------
Invesco Strategic Real Return Fund  Invesco will waive advisory fees in an amount equal to the        4/30/2014    06/30/2016
                                    advisory fees earned on underlying affiliated investments

AIM INVESTMENT
FUNDS (INVESCO                                                                                                     EXPIRATION
INVESTMENT FUNDS                                          WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
----------------                    --------------------------------------------------------------- -------------- ----------
Invesco Global Targeted Returns     Invesco will waive advisory fees in an amount equal to the        12/17/2013   06/30/2016
  Fund                              advisory fees earned on underlying affiliated investments

Invesco Strategic Income Fund       Invesco will waive advisory fees in an amount equal to the         5/2/2014    06/30/2016
                                    advisory fees earned on underlying affiliated investments

Invesco Unconstrained Bond Fund     Invesco will waive advisory fees in an amount equal to the        10/14/2014   06/30/2016
                                    advisory fees earned on underlying affiliated investments

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                                                               EXPIRATION
SERIES TRUST)                                             WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
--------------------                --------------------------------------------------------------- -------------- ----------
Premier Portfolio                   Invesco will waive advisory fees in the amount of 0.07% of the     2/1/2011    12/31/2015
                                    Fund's average daily net assets

Premier U.S. Government Money       Invesco will waive advisory fees in the amount of 0.07% of the     2/1/2011    12/31/2015
  Portfolio                         Fund's average daily net assets

                                  EXHIBIT "B"

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                         EFFECTIVE DATE    COMMITTED UNTIL
---------                                        ------------------ ---------------
Invesco American Franchise Fund                  February 12, 2010   June 30, 2016
Invesco California Tax-Free Income Fund          February 12, 2010   June 30, 2016
Invesco Core Plus Bond Fund                        June 2, 2009      June 30, 2016
Invesco Equally-Weighted S&P 500 Fund            February 12, 2010   June 30, 2016
Invesco Equity and Income Fund                   February 12, 2010   June 30, 2016
Invesco Floating Rate Fund                         July 1, 2007      June 30, 2016
Invesco Global Real Estate Income Fund             July 1, 2007      June 30, 2016
Invesco Growth and Income Fund                   February 12, 2010   June 30, 2016
Invesco Low Volatility Equity Yield Fund           July 1, 2007      June 30, 2016
Invesco Pennsylvania Tax Free Income Fund        February 12, 2010   June 30, 2016
Invesco S&P 500 Index Fund                       February 12, 2010   June 30, 2016
Invesco Small Cap Discovery Fund                 February 12, 2010   June 30, 2016
Invesco Strategic Real Return Fund                April 30, 2014     June 30, 2016

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                         EFFECTIVE DATE    COMMITTED UNTIL
---------                                        ------------------ ---------------
Invesco Charter Fund                               July 1, 2007      June 30, 2016
Invesco Diversified Dividend Fund                  July 1, 2007      June 30, 2016
Invesco Summit Fund                                July 1, 2007      June 30, 2016

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco European Small Company Fund                July 1, 2007      June 30, 2016
Invesco Global Core Equity Fund                    July 1, 2007      June 30, 2016
Invesco International Small Company Fund           July 1, 2007      June 30, 2016
Invesco Small Cap Equity Fund                      July 1, 2007      June 30, 2016

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco Alternative Strategies Fund              February 12, 2010   June 30, 2016
Invesco Convertible Securities Fund              February 12, 2010   June 30, 2016
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007      June 30, 2016
Invesco Mid Cap Core Equity Fund                   July 1, 2007      June 30, 2016
Invesco Multi-Asset Inflation Fund               October 14, 2014    June 30, 2016
Invesco Small Cap Growth Fund                      July 1, 2007      June 30, 2016
Invesco U.S. Mortgage Fund                       February 12, 2010   June 30, 2016

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco Asia Pacific Growth Fund                     July 1, 2007      June 30, 2016
Invesco European Growth Fund                         July 1, 2007      June 30, 2016
Invesco Global Growth Fund                           July 1, 2007      June 30, 2016
Invesco Global Opportunities Fund                   August 3, 2012     June 30, 2016
Invesco Global Small & Mid Cap Growth Fund           July 1, 2007      June 30, 2016
Invesco International Core Equity Fund               July 1, 2007      June 30, 2016
Invesco International Growth Fund                    July 1, 2007      June 30, 2016
Invesco Select Opportunities Fund                   August 3, 2012     June 30, 2016

                  AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013    June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009      June 30, 2016
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010    June 30, 2016
Invesco China Fund                                   July 1, 2007      June 30, 2016
Invesco Developing Markets Fund                      July 1, 2007      June 30, 2016
Invesco Emerging Markets Equity Fund                 May 11, 2011      June 30, 2016
Invesco Emerging Market Local Currency Debt Fund    June 14, 2010      June 30, 2016
Invesco Endeavor Fund                                July 1, 2007      June 30, 2016
Invesco Global Health Care Fund                      July 1, 2007      June 30, 2016
Invesco Global Infrastructure Fund                   May 2, 2014       June 30, 2016
Invesco Global Market Neutral Fund                December 17, 2013    June 30, 2016
Invesco Global Markets Strategy Fund/3/           September 25, 2012   June 30, 2016
Invesco Global Targeted Returns Fund/4/           December 17, 2013    June 30, 2016
Invesco International Total Return Fund              July 1, 2007      June 30, 2016
Invesco Long/Short Equity Fund                    December 17, 2013    June 30, 2016
Invesco Low Volatility Emerging Markets Fund      December 17, 2013    June 30, 2016
Invesco Macro International Equity Fund           December 17, 2013    June 30, 2016
Invesco Macro Long/Short Fund                     December 17, 2013    June 30, 2016
Invesco MLP Fund                                   August 29, 2014     June 30, 2016
Invesco Pacific Growth Fund                       February 12, 2010    June 30, 2016
Invesco Premium Income Fund                       December 13, 2011    June 30, 2016
Invesco Select Companies Fund                        July 1, 2007      June 30, 2016
Invesco Strategic Income Fund                        May 2, 2014       June 30, 2016
Invesco Unconstrained Bond Fund                    October 14, 2014    June 30, 2016

       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco Corporate Bond Fund                       February 12, 2010    June 30, 2016
Invesco Global Real Estate Fund                      July 1, 2007      June 30, 2016
Invesco High Yield Fund                              July 1, 2007      June 30, 2016
Invesco Limited Maturity Treasury Fund               July 1, 2007      June 30, 2016
Invesco Money Market Fund                            July 1, 2007      June 30, 2016
Invesco Real Estate Fund                             July 1, 2007      June 30, 2016
Invesco Short Term Bond Fund                         July 1, 2007      June 30, 2016
Invesco U.S. Government Fund                         July 1, 2007      June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund VII, Ltd. invests.

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco American Value Fund                      February 12, 2010   June 30, 2016
Invesco Comstock Fund                            February 12, 2010   June 30, 2016
Invesco Energy Fund                                July 1, 2007      June 30, 2016
Invesco Dividend Income Fund                       July 1, 2007      June 30, 2016
Invesco Gold & Precious Metals Fund                July 1, 2007      June 30, 2016
Invesco Mid Cap Growth Fund                      February 12, 2010   June 30, 2016
Invesco Small Cap Value Fund                     February 12, 2010   June 30, 2016
Invesco Technology Fund                            July 1, 2007      June 30, 2016
Invesco Technology Sector Fund                   February 12, 2010   June 30, 2016
Invesco Value Opportunities Fund                 February 12, 2010   June 30, 2016

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco High Yield Municipal Fund                February 12, 2010   June 30, 2016
Invesco Intermediate Term Municipal Income Fund  February 12, 2010   June 30, 2016
Invesco Municipal Income Fund                    February 12, 2010   June 30, 2016
Invesco New York Tax Free Income Fund            February 12, 2010   June 30, 2016
Invesco Tax-Exempt Cash Fund                       July 1, 2007      June 30, 2016
Invesco Tax-Free Intermediate Fund                 July 1, 2007      June 30, 2016

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco V.I. American Franchise Fund             February 12, 2010   June 30, 2016
Invesco V.I. American Value Fund                 February 12, 2010   June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/    December 22, 2010   June 30, 2016
Invesco V.I. Comstock Fund                       February 12, 2010   June 30, 2016
Invesco V.I. Core Equity Fund                      July 1, 2007      June 30, 2016
Invesco V.I. Diversified Dividend Fund           February 12, 2010   June 30, 2016
Invesco V.I. Diversified Income Fund               July 1, 2007      June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund       February 12, 2010   June 30, 2016
Invesco V.I. Equity and Income Fund              February 12, 2010   June 30, 2016
Invesco V.I. Global Core Equity Fund             February 12, 2010   June 30, 2016
Invesco V.I. Global Health Care Fund               July 1, 2007      June 30, 2016
Invesco V.I. Global Real Estate Fund               July 1, 2007      June 30, 2016
Invesco V.I. Government Securities Fund            July 1, 2007      June 30, 2016
Invesco V.I. Growth and Income Fund              February 12, 2010   June 30, 2016
Invesco V.I. High Yield Fund                       July 1, 2007      June 30, 2016
Invesco V.I. International Growth Fund             July 1, 2007      June 30, 2016
Invesco V.I. Managed Volatility Fund               July 1, 2007      June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund              July 1, 2007      June 30, 2016
Invesco V.I. Mid Cap Growth Fund                 February 12, 2010   June 30, 2016
Invesco V.I. Money Market Fund                     July 1, 2007      June 30, 2016
Invesco V.I. S&P 500 Index Fund                  February 12, 2010   June 30, 2016
Invesco V.I. Small Cap Equity Fund                 July 1, 2007      June 30, 2016
Invesco V.I. Technology Fund                       July 1, 2007      June 30, 2016
Invesco V.I. Value Opportunities Fund              July 1, 2007      June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                                INVESCO SECURITIES TRUST

FUND                                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ----------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund        January 16, 2013   June 30, 2016

                                INVESCO MANAGEMENT TRUST

FUND                                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ----------------- ---------------
Invesco Conservative Income Fund                          July 1, 2014     June 30, 2016

                                    CLOSED-END FUNDS

FUND                                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ----------------- ---------------
Invesco Advantage Municipal Income Trust II               May 15, 2012     June 30, 2016
Invesco Bond Fund                                         May 15, 2012     June 30, 2016
Invesco California Value Municipal Income Trust           May 15, 2012     June 30, 2016
Invesco Dynamic Credit Opportunities Fund                 May 15, 2012     June 30, 2016
Invesco Exchange Fund                                     May 15, 2012     June 30, 2016
Invesco High Income Trust II                              May 15, 2012     June 30, 2016
Invesco Municipal Income Opportunities Trust              June 1, 2010     June 30, 2016
Invesco Municipal Opportunity Trust                       May 15, 2012     June 30, 2016
Invesco Municipal Trust                                   May 15, 2012     June 30, 2016
Invesco Pennsylvania Value Municipal Income Trust         May 15, 2012     June 30, 2016
Invesco Quality Municipal Income Trust                    June 1, 2010     June 30, 2016
Invesco Senior Income Trust                               May 15, 2012     June 30, 2016
Invesco Senior Loan Fund                                  May 15, 2012     June 30, 2016
Invesco Trust for Investment Grade Municipals             May 15, 2012     June 30, 2016
Invesco Trust for Investment Grade New York Municipals    May 15, 2012     June 30, 2016
Invesco Value Municipal Income Trust                      June 1, 2010     June 30, 2016